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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date earliest event reported) January 31, 1997
                                                       ----------------

                               CONOLOG CORPORATION
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                     0-8174                      52-0853566
             ------------------------------------------------------
             (Commission File Number)  (IRS Employer Identification
                                        Number)

                      5 Columbia Road, Somerville, NJ 08876
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (908) 722-8081
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         On January 31, 1997, The Chase Manhattan Bank, a New York Banking corporation (the "Bank") and Conolog Corporation, a Delaware corporation (the "Registrant") entered into Amendment No. 1 to the Conolog Corporation Allonge dated September 11, 1996 (the "Allonge") (which previously amended the Amended and Restated Term Note dated as of August 2, 1995 between the Registrant and the Bank ("Note")). The original Allonge provided that the Bank may convert the entire unpaid principal and interest due under the Note ("Debt Claim") into 1,400,000 shares of Common Stock of the Registrant at any time on or before April 15, 1997. The amended Allonge now provides the Bank the right to convert all or, if it so desires, only a portion of the Debt Claim. The number of shares issuable upon conversion of a portion of the Debt Claim will be calculated on the basis of 1 share for each $3.00 of the Debt Claim being converted with the balance of the 1,400,000 shares to be issued when all of the Debt Claim has been converted.

         On January 31, 1997, the Bank and CNL Holdings, Inc., a Delaware corporation ("CNL") entered into Amendment No. 1 to the Option and Purchase, Sale and Assignment Agreement dated September 12, 1996 (the "Option Agreement") between the Bank and CNL. Under the original Option Agreement, the Bank granted an option to CNL to purchase all of the Bank's interest in (i) the Amended and Restated Term Loan Agreement dated as of August 2, 1995 between the Registrant and the Bank, (ii) the Note and (iii) the 375,000 shares of the Registrant's Common Stock owned by the Bank. CNL paid $150,000 to the Bank for the option, which has an exercise price of $1,500,000 and an expiration date of April 15, 1997. The Registrant and CNL entered into an agreement dated as of September 12, 1996 (the "Agreement"), whereby CNL agreed to lend up to $2,500,000 to the Registrant under certain circumstances and the Registrant agreed to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission to register the 375,000 shares of Common Stock owned by the Bank and the 1,400,000 shares of Common Stock into which the Note is convertible (collectively, the "CNL Option Shares"). The Registration Statement was declared effective on November 8, 1996.

         The amended Option Agreement now provides that on or before February 5, 1997, CNL will purchase from the Bank for an aggregate purchase price of $600,000, no less than (i) 133,333 shares of


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Common Stock for $399,999, subject to the approval of I.A. Rabinowitz, Inc. and
(ii) $200,001 of the Debt Claim represented by the Note. CNL thereafter may exercise the remainder of the option on or before April 15, 1997. In addition, CNL may purchase from the Bank additional shares of Common Stock owned by the Bank at the price of $3.00 per share and portions of the Debt Claim from time to time.

Item 7.           Financial Statements and Exhibits

c) Exhibits

Exhibit
No.               Document
---               --------

(a) Amendment No. 1 dated January 31, 1997 to Conolog Corporation Allonge (dated September 11, 1996), between the Bank and Registrant.

(b) Amendment No. 1 dated January 31, 1997 to Option and Purchase, Sale and Assignment Agreement (dated as of September 12, 1996), between the Bank and Registrant.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                               CONOLOG CORPORATION


                                            By: /s/ Robert S. Benou
                                                --------------------------------
                                                Robert S. Benou
                                                President

Dated:   January 31, 1997